UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2018

U.S. WELL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 South Post Oak Lane
Suite 405
Houston, TX

(address of principal executive offices)

77056
(zip code)

(832) 562-3730

(Registrant’s telephone number, including area code)

Matlin & Partners Acquisition Corporation

585 Weed Street
New Canaan, CT

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 9, 2018, U.S. Well Services, Inc. (f/k/a Matlin & Partners Acquisition Corporation) issued a press release announcing the closing of its business combination with U.S. Well Services, LLC.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, dated November 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. WELL SERVICES, INC.

Date: November 9, 2018	By:	/s/ Kyle O’Neil
Name: Kyle O’Neil
Title: Chief Financial Officer